UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)
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Filed by a Party other than the Registrant  [    ]
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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12
Guggenheim Variable Funds Trust
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GUGGENHEIM VARIABLE FUNDS TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100

To the owners of variable annuity contracts and variable life insurance policies entitled to provide voting instructions:

A special meeting of shareholders of Series M (Macro Opportunities Series) (the “Fund”), a series of Guggenheim Variable Funds Trust (the "Trust"), will be held on July 29, 2016 at 1:00 p.m. Central Time, at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (and any postponements or adjournments thereof, the "Meeting"). Although the separate accounts of certain insurance companies are the only shareholders of record of the Fund, you are receiving this letter and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by an insurance company that offers the Fund as an underlying investment option (each, a "Participating Insurance Company") and have allocated a portion of your contract value to the Fund (each, a "Contract Owner"). For ease of reference, Contract Owners are also referred to as "shareholders" of the Fund.

The Participating Insurance Companies will vote the shares attributable to the Fund at the Meeting in accordance with the voting instructions received from Contract Owners. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund. You are being asked to provide your voting instructions to the Participating Insurance Company that issued your Contract on a proposal to liquidate the Fund pursuant to a Plan of Liquidation (as defined below) (the “Liquidation Proposal”), as described below and in the enclosed proxy materials. More information about the Plan of Liquidation, and a voting instruction card, is available in the enclosed proxy materials. The Trust anticipates that the Participating Insurance Companies will accept voting instructions until on or about the close of business on July 28, 2016.

At a meeting held on May 17-18, 2016, the Board of Trustees (the “Board”) of the Trust considered and approved a proposal to liquidate the Fund pursuant to a plan of liquidation (the "Plan of Liquidation"), subject to approval by shareholders of the Fund. The Board recommends that the shareholders of the Fund vote "FOR" the Plan of Liquidation.

If the Plan of Liquidation is approved by shareholders, the Fund would cease its business as an investment company, and all of the Fund's portfolio securities and other assets would be converted into cash, cash equivalents or other liquid assets consistent with the terms of the Plan of Liquidation. In accordance with the Plan of Liquidation, the Fund would also pay all of its known and reasonably ascertainable debts, make a liquidating distribution ratably according to the number of shares held by each shareholder as of the close of business on the Liquidation Date and otherwise wind-up its operations. If the Plan of Liquidation is approved, the Fund is expected to be liquidated on or about August 5, 2016 (the "Liquidation Date").
As described in more detail in the enclosed proxy materials, you may transfer your contract value allocated to the Fund in advance of the Liquidation Date to any of the other investment options available under your Contract in accordance with the terms of your Contract. If you do not transfer your contract value allocated to the Fund to another investment option available under your Contract by the Liquidation Date, or if you do not provide transfer instructions to the Participating Insurance Company that issued your Contract prior to the Liquidation Date, the Trust has been informed that the Participating Insurance Company will transfer the liquidation proceeds related to your contract value allocated to the Fund to a default investment option selected by the Participating Insurance Company, as identified in the discussion under "Proposal 1" of the enclosed Proxy Statement.  The transfer of your contract value allocated to the Fund will not affect the value of your Contract.
The liquidation and transfer of contract values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Contract Owners, subject to the continued compliance through the Liquidation Date or transfer of contract values of both the Fund and the Participating Insurance Company with the applicable U.S. federal income tax rules governing such arrangements.
You can vote in one of four ways:

•	By mail with the enclosed voting instruction card – be sure to sign, date and return it in the enclosed postage-paid envelope;

•	On the Internet through the website listed in the proxy voting instructions;

•	By telephone using the toll-free number listed in the proxy voting instructions; or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction card. Your vote is important. We ask that you take the time to carefully consider and vote on the Liquidation Proposal. Please read the enclosed information carefully before voting. If you have any questions, please call AST Fund Solutions, LLC, the Fund's proxy solicitor, at 1-800-331-5908.
Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia
President, Chief Executive Officer and Trustee of the Trust

IMPORTANT NEWS FOR SHAREHOLDERS
By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the enclosed Proxy Statement. For that reason, the information is qualified in its entirety by reference to the enclosed Proxy Statement.
QUESTIONS AND ANSWERS
General

Q.	Why am I receiving these proxy materials?

A.
You are receiving these proxy materials — a booklet that includes the Proxy Statement and your voting instruction card — because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by the insurance companies that offer the Fund as an underlying investment option (the "Participating Insurance Companies") and have allocated a portion of your contract value to the Fund (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of Series M (Macro Opportunities Series) (the “Fund”), a series of Guggenheim Variable Funds Trust (the “Trust”), attributable to your Contract should be voted at a special meeting of shareholders of the Fund scheduled to be held on July 29, 2016 (and any postponements or adjournments thereof, the “Meeting”). You are being asked to approve a Plan of Liquidation to liquidate the Fund (the “Liquidation Proposal”), as described below and in the enclosed Proxy Statement.
The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract Owners participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 that have allocated a portion of their contract values to the Fund (i.e., Contract Owners that indirectly own shares of the Fund to be voted at the Meeting), and will solicit voting instructions from those Contract Owners. For ease of reference, throughout this Questions and Answers section, Contract Owners are also referred to as "shareholders" of the Fund and a voting instruction is referred to as a “vote.”

Q.	Why am I being asked to vote?

A.
You are, or were, as of May 20, 2016 (the "Record Date"), a shareholder of the Fund. The Board of Trustees (the “Board”) of the Trust has approved the Plan of Liquidation (and other related matters), which is subject to approval by shareholders of the Fund. The Board recommends that you vote “FOR” the Liquidation Proposal.

The Plan of Liquidation

Q.	Why is the Board recommending approval of the Plan of Liquidation?

A.
As described in the enclosed Proxy Statement, the Board determined that approval of the Plan of Liquidation was in the best interests of shareholders based on a number of factors deemed by the Board to be appropriate, including the Fund's redemption activity and size as well as the investment adviser's views with respect to the Fund's distribution potential and growth prospects. The Board also considered the investment adviser’s recommendation that the Board approve the liquidation of the Fund. After careful consideration of these and other factors, the Board unanimously recommends that you vote “FOR” the Liquidation Proposal. Please see the section entitled “Reasons for the Proposed Liquidation” for a more detailed summary of the Board’s considerations in making its recommendation.

Q.	What are the tax implications and potential costs associated with the Plan of Liquidation?

A.
The liquidation and transfer of contract values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Contract Owners, subject to the continued compliance through the Liquidation Date or transfer of contract values of both the Fund and the Participating Insurance Company with the applicable U.S. federal income tax rules governing such arrangements.
The investment adviser will bear the costs of the legal and accounting expenses associated with the proposed liquidation as well as the proxy solicitation costs, which are estimated to be approximately $7,500. The Fund will bear the explicit transaction costs associated with the sale or disposition of portfolio holdings of the Fund in connection with the proposed liquidation, which are expected to be immaterial, and the implicit transaction costs built into the price of bonds and other instruments. The investment adviser will seek to limit these transaction costs, but they will impact the value of your investment.

Voting

Q.	Who is asking for my vote?

A.	Your vote is being solicited by the Trust for use at the Meeting for the purposes stated in the enclosed Notice of Special Meeting of Shareholders.

Q.	What vote is required to approve the Liquidation Proposal?

A.	The Plan of Liquidation must be approved by vote of a majority of the shares of the Fund entitled to vote.

Q.	Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Liquidation Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Trust. Additionally, your immediate response on the enclosed voting instruction card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. As described in the proxy materials, the Participating Insurance Companies use proportional voting. As a result, if a large number of Contract Owners fail to provide voting instructions, a small number of Contract Owners may determine the outcome of the vote.

Q.	How will my vote be counted?

A.
As a shareholder at the close of business on the Record Date, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund attributable to your Contract should be voted as though you are a direct shareholder of the Fund. As noted above, if no voting instructions are received, the Participating Insurance Company that issued your Contract will vote the shares attributable to your Contract in proportion to those shares for which voting instructions are received.

Q.	How do I place my vote?

A.
You may place your vote by mail with the enclosed voting instruction card, on the Internet through the website listed in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card. Please follow the enclosed instructions to use any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, LLC at 1-800-331-5908.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

GUGGENHEIM VARIABLE FUNDS TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 29, 2016
Notice is hereby given that a special meeting of shareholders of Series M (Macro Opportunities Series) (the “Fund”), a series of Guggenheim Variable Funds Trust (the “Trust”), will be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on July 29, 2016 at 1:00 p.m. Central Time (and any postponements or adjournments thereof, the “Meeting”), for the following proposals:

1.	To Approve a Plan of Liquidation with Regard to Series M (Macro Opportunities Series)

2.	To Transact Such Other Business as May Properly Come Before the Meeting

You are receiving this Notice and the enclosed Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by the insurance companies that offer the Fund as an underlying investment option (the "Participating Insurance Companies") and have allocated a portion of your contract value to the Fund (each, a "Contract Owner"). Contract Owners who select the Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund attributable to your Contract should be voted at the Meeting as though you are a direct shareholder of the Fund. For ease of reference, throughout this Notice, Contract Owners are also referred to as "shareholders" of the Fund. As a shareholder as of the close of business on May 20, 2016 (the "Record Date"), you are entitled to notice of, and to vote at, the Meeting.
We call your attention to the accompanying Proxy Statement. We request that you complete, date, and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Your voting instruction card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Trust prior to the Meeting, or by voting in person at the Meeting.
The enclosed proxy materials will be available online at https://www.proxyonline.com/docs/seriesm2016.pdf.

By Order of the Board of Trustees,

/s/ Mark E. Mathiasen

Mark E. Mathiasen
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY.
FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

GUGGENHEIM VARIABLE FUNDS TRUST

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(301) 296-5100
PROXY STATEMENT FOR SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 29, 2016
This proxy statement (“Proxy Statement”) and enclosed notice and voting instruction card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Guggenheim Variable Funds Trust (the “Board” of the “Trust”). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on July 29, 2016 at 1:00 p.m. Central Time (and at any and all adjournments or postponements thereof, the “Meeting”). The Board has called the Meeting and is soliciting proxies from shareholders of Series M (Macro Opportunities Series) (the “Fund”), a series of the Trust, with respect to the following proposals (the “Proposals”):

1.	To Approve a Plan of Liquidation with Regard to Series M (Macro Opportunities Series)

2.	To Transact Such Other Business as May Properly Come Before the Meeting

You are receiving this Proxy Statement because you are among those who own a variable annuity contract or a variable life insurance policy (each, a "Contract") issued by the insurance companies that offer the Fund as an underlying investment option (the "Participating Insurance Companies") and have allocated a portion of your contract value to the Fund (each, a "Contract Owner"). As a Contract Owner, you have the right to instruct the Participating Insurance Company that issued your Contract on how shares of the Fund attributable to your Contract should be voted at the Meeting as though you are a direct shareholder of the Fund. The Participating Insurance Company that issued your Contract will furnish this Proxy Statement to the Contract Owners participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 that have allocated a portion of their contract values to the Fund (i.e., own shares of the Fund to be voted at the Meeting), and will solicit voting instructions from those Contract Owners. The Participating Insurance Companies will vote the shares attributable to the Fund at the Meeting in accordance with the voting instructions received from Contract Owners.
You are being asked to approve a Plan of Liquidation (defined below) to liquidate the Fund (the “Liquidation Proposal”), as described below. For ease of reference, throughout this Proxy Statement, Contract Owners are also referred to as "shareholders" of the Fund and voting instructions that you are being asked to provide are referred to as a “vote.”

The Trust is soliciting voting instructions from shareholders in connection with the Proposals. This Proxy Statement and the accompanying Notice and the voting instruction card were first mailed to shareholders on or about June 9, 2016.
Contract Owners who select the Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. Participating Insurance Companies, which use the Fund as a funding vehicle, are the record owners of the Fund and have voting power with respect to the shares, but pass any voting rights to Contract Owners. As a shareholder as of the close of business on May 20, 2016 (the “Record Date”), you are entitled to notice of, and to vote at, the Meeting.
If you have any questions about the Proposals or about voting, please call AST Fund Solutions, LLC at 1-800-331-5908.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JULY 29, 2016
This Proxy Statement is available at https://www.proxyonline.com/docs/seriesm2016.pdf. In addition, shareholders can find important information about the Fund in the annual report, dated December 31, 2015, including financial reports for the fiscal year ended December 31, 2015, and semi-annual report for the period ended June 30, 2015. You may obtain copies of these reports without charge by writing to the Trust, by calling 1-800-888-2461 or at www.guggenheiminvestments.com.

PROPOSAL 1
APPROVAL OF A PLAN OF LIQUIDATION WITH REGARD TO
SERIES M (MACRO OPPORTUNITIES SERIES)
Background
At a meeting held on May 17-18, 2016, the Board considered and approved a proposal to liquidate the Fund pursuant to a plan of liquidation (the “Plan of Liquidation”), subject to approval by shareholders of the Fund. The Board based its approval on a number of factors, which are summarized below, including the recommendation of Guggenheim Partners Investment Management, LLC, the investment adviser of the Fund.
The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation, a form of which is attached hereto as Appendix A. The Plan of Liquidation will become effective with respect to the Fund upon approval by shareholders (or as soon as practicable thereafter), with the liquidation of the Fund to occur on or about August 5, 2016 (the “Liquidation Date”). Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its stated business and affairs, which will cause the Fund to increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies.
Subject to approval of the Liquidation Proposal by shareholders, the Fund would be eliminated as an investment option under the Contracts. As described below, if you do not transfer your contract value allocated to the Fund to another investment option available under your Contract by the Liquidation Date, or if you do not provide transfer instructions to the Participating Insurance Company that issued your Contract prior to the Liquidation Date, the Trust has been informed that the Participating Insurance Company will transfer the liquidation proceeds related to your contract value allocated to the Fund to a default investment option selected by the Participating Insurance Company, as identified under "Default Investment Options and Transfer Rights" below.
Reasons for the Proposed Liquidation
At a meeting held on May 17-18, 2016, the Board considered whether it would be appropriate and in the best interests of the Fund and its shareholders to liquidate the Fund.  After carefully considering information that it believed to be reasonably necessary to reach its conclusion, the Board unanimously approved the liquidation of the Fund and the Plan of Liquidation, as well as the submission of the Plan of Liquidation to shareholders for approval.  In evaluating the proposed liquidation of the Fund, the Board considered information provided by Guggenheim Partners Investment Management, LLC and other related considerations, including redemption activity, the Fund’s size, and the investment adviser’s views with respect to distribution potential and growth prospects.  In this connection, the Board took into account the Fund's history and that a large shareholder had indicated its intention to redeem its investment in the near future, thus making the Fund no longer able to pursue its investment objective. The Board also considered the Fund's distribution prospects with a significantly smaller asset base and noted that the Fund had limited success attracting new assets and the Fund's investment adviser did not expect that the Fund would attract sufficient market interest in the near future. In addition, the Board considered, among other things: (i) the transfer rights of shareholders, as described in this Proxy Statement; (ii) alternatives to liquidation, such as a merger or a transfer of assets, and the investment adviser’s recommendation that the Board approve the liquidation of the Fund; and (iii) the liquidation (and transfers of contract values) should not be a taxable event to shareholders. The Board also took into account that pursuant to the proposed Plan of Liquidation, Guggenheim Partners Investment Management, LLC would bear certain expenses associated with the liquidation of the Fund as explained under the section entitled "Cost of the Solicitation/Liquidation" below.
Accordingly, in light of all of the facts and circumstances and in the exercise of its business judgment, the Board unanimously approved the submission of the Plan of Liquidation to shareholders for their approval and determined that liquidating the Fund would be in the best interests of the Fund and its shareholders.  The Board recommends that shareholders approve the Plan of Liquidation.
Although shareholder approval is not necessary to liquidate the Fund under the Trust’s organizational documents, shareholder approval of the Plan of Liquidation is solicited to meet applicable regulatory requirements with respect to the transfer of contract values allocated to the Fund to another investment option available under the Contracts.
Plan of Liquidation

If the Plan of Liquidation is approved by shareholders, the Fund would liquidate in accordance with the Plan of Liquidation. The liquidation of the Fund will involve, among other things, (i) the cessation of the Fund’s business, which will include departing from its stated investment objective, strategies and policies as it prepares to distribute its remaining assets to shareholders, (ii) converting the Fund’s portfolio securities and other assets into cash, cash equivalents or other liquid assets, (iii) payment of its known and reasonably ascertainable debts, (iv) the distribution of a liquidating distribution of the Fund's remaining assets in cash, in-kind or a combination of both, ratably according to the number of shares of each shareholder as of the close of business on the Liquidation Date, and (v) otherwise winding-up the Fund’s business and affairs. Until such time as the Fund is liquidated, the Fund will continue to pay its contractual fees and operating expenses, subject to its current expense limitation agreement.
If the Plan of Liquidation is not approved, the Board will consider other actions that may be taken with respect to the Fund, including, without limitation, potentially a merger or a transfer of assets or the repositioning of the Fund's principal investment strategies.

The Plan of Liquidation is not expected to affect the value of your interest in your Contract, although shareholders may bear increased transaction costs incurred in connection with the disposition of the Fund's portfolio securities and other assets.
Default Investment Options and Transfer Rights. As soon as practicable on or after the Liquidation Date, the Fund will send to the applicable Participating Insurance Company, on behalf of a shareholder who has not yet transferred his or her contract value, liquidation proceeds equal to the shareholder’s proportionate interest in the remaining assets of the Fund. The liquidation proceeds will be reinvested by the Participating Insurance Company on behalf of the Contract Owner in an alternative investment option available under their Contract pursuant to instructions received from the Contract Owner. The Trust has been informed that, if no voting instructions are received, the proceeds will be reinvested on behalf of the Contract Owner in a default investment option until other instructions are received, as follows:

•
If a Contract Owner's Participating Insurance Company is Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, the liquidating proceeds will be reinvested in the Invesco Variable Insurance Funds - Invesco V.I. Government Money Market Fund (Series I).

•
If a Contract Owner's Participating Insurance Company is Nationwide Life Insurance, the liquidating proceeds will be reinvested in the Nationwide Variable Insurance Trust - NVIT Money Market Fund (Class II).

•
If a Contract Owner's Participating Insurance Company is Protective Life Insurance Company, the liquidating proceeds will be reinvested in the Oppenheimer Variable Account Funds - Oppenheimer Government Money Fund/VA (Non-Service).

•
If a Contract Owner's Participating Insurance Company is Principal Life Insurance Company, the liquidating proceeds will be reinvested in the Variable Insurance Products Fund V - Fidelity VIP Government Money Market Portfolio (Service Class 2) or the Variable Insurance Products Fund V - Fidelity VIP Government Money Market Portfolio (Initial Class), depending upon the investment options available under the Contract.

•
If a Contract Owner's Participating Insurance Company is Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York, the liquidating proceeds will be reinvested in the Rydex Variable Trust - U.S. Government Money Market Fund or the Invesco Variable Insurance Funds - Invesco V.I. Government Money Market Fund (Series II), depending upon the investment options available under the Contract.

Shareholders should consult the prospectus applicable to their Contract (issued by, and available from, their Participating Insurance Company) or contact their Participating Insurance Company for more information regarding their transfer rights and alternative investment options, including any default investment option, and how to deliver investment instructions to their Participating Insurance Company.

Neither the Board, the Fund nor the Fund's investment adviser had any role in selecting the default investment options.
Tax Consequences. The liquidation and transfer of contract values in connection with the Liquidation Proposal will not create a U.S. federal income tax liability for Contract Owners, subject to the continued compliance through the Liquidation Date or transfer of contract values of both the Fund and the Participating Insurance Company with the applicable U.S. federal income tax rules governing such arrangements.
For information on U.S. federal income taxation with respect to a Contract, including the impact of transfers of contract values in anticipation or subsequent to the Fund’s proposed liquidation, please refer to the Contract's prospectus or contact the Participating Insurance Company that issued your Contract. Contract Owners are urged to consult their tax advisors with specific reference to their own tax situations.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS
The Trustees do not know of any matters to be presented at the Meeting other than as set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.
ADDITIONAL INFORMATION
Investment Adviser
Guggenheim Partners Investment Management, LLC, a Delaware limited liability company, serves as the investment adviser to the Fund. The investment adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401. Formed in 2001, the investment adviser is a diversified financial services firm that provides an array of wealth and investment management services. It is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of December 31, 2015, the investment adviser had approximately $150 billion in assets under management. The investment adviser is an affiliate of Security Benefit Life Insurance Company ("SBL"), which is a Participating Insurance Company.
Principal Underwriter/Distributor
Guggenheim Funds Distributors, LLC, an affiliate of the investment adviser, serves as principal underwriter for the Fund (the “Distributor”). The principal business address of the Distributor is 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
Administrator
Rydex Fund Services, LLC, an affiliate of the investment adviser, serves as the Fund’s administrator and is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. In addition, Rydex Fund Services, LLC serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust.
Other Information
Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which also contains other information about the Fund.
Share Ownership. To the Trust's knowledge, the Trustees and officers of the Trust did not own in the aggregate 1% or more of the outstanding shares of the Fund as of December 31, 2015.

As of the Record Date, the Fund had 1,267,980 shares outstanding and entitled to vote. As of the Record Date, the following shareholders owned of record or beneficially five percent or more of a class of shares of the Fund:

Amount of Shares Owned	Percentage of the Fund	Name and Address
1,028,305	81.10%	MF Master Seed Co LLC One SW Security Benefit Place Topeka, KS 66636
91,389	7.21%	Jefferson National Life Insurance Company 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
82,085	6.47%	Nationwide Insurance Company P.O. Box 182029 Columbus, OH 43218
Voting Information
Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about June 9, 2016, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the investment adviser or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. To the extent applicable and practicable, arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Solicitation/Liquidation. The cost of retaining AST Fund Solutions, LLC will be borne by the investment adviser or its affiliates. The estimated cost of retaining AST Fund Solutions, LLC is approximately $7,500. The investment adviser will bear these costs as well as the cost of legal and accounting expenses associated with the proposed liquidation. The Fund, however, will bear the explicit transaction costs associated with the sale or disposition of portfolio holdings of the Fund in connection with the proposed liquidation, which are expected to be immaterial, and the implicit transaction costs built into the price of bonds and other instruments. Quantifying implicit transaction costs, which may be affected by market volatility as well as other factors, is difficult and involves some degree of subjectivity. Although the investment adviser will seek to limit transaction costs, they will have an impact on the value of your investment.
Shareholder Voting. Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. The number of shares of the Fund as to which voting instructions may be provided to the Trust (or a Participating Insurance Company, as applicable) is determined by dividing the Contract Owner's contract value attributable to the Fund on the Record Date by the net asset value per share of the Fund as of the same date.
Thirty-three and one-third percent (33-1/3%) of the total combined net asset value of the shares of the Fund entitled to vote, represented in person or by proxy, will constitute a quorum for the Meeting and must be present in person or by proxy for the transaction of business at the Meeting with respect to the Fund. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum, but abstentions and “broker non-votes” will not be counted as shares voted (votes cast) with respect to the Liquidation Proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.
Each Participating Insurance Company will vote the shares attributable to the Fund at the Meeting in accordance with the voting instructions received from Contract Owners. The Participating Insurance Companies will use proportional voting to vote on behalf of Contract Owners that do not provide voting instructions and/or for which a proxy card is not properly executed.  As a result, the Participating Insurance Companies will vote the shares held in each of its separate accounts for which it has not received timely voting instructions and/or for which a proxy card is not properly executed, in the same proportion as it votes shares held by that separate account for which it has received timely and properly executed voting instructions. If no voting instructions are received timely for the shares held in a separate account, the Participating Insurance Companies will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Because the Participating Insurance Companies use proportional voting, the presence of the Participating Insurance Companies at the Meeting shall be sufficient to constitute a quorum for the transaction of business at the Meeting.
The Meeting may be adjourned for any reason consistent with applicable law and the Trust's Declaration of Trust and By-Laws, including by the chairman of the Meeting without any action by shareholders in accordance with the Trust's By-Laws.

The person(s) named as proxies on the enclosed voting instruction card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the Proposal. The duly appointed proxies may, in their judgment, vote upon such other matters as may properly come before the Meeting.
In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.
Required Vote. Approval of the Liquidation Proposal requires the vote of a majority of the shares of the Fund entitled to vote. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote. Approval of any other proposal would be subject to the applicable voting requirements as set forth in the Trust's Declaration of Trust and By-Laws.
Shareholder Proposals
As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust.
Proposals must be received a reasonable time before the Trust begins to print and set the proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their judgment with respect to proposals submitted on an untimely basis.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.
By Order of the Board of Trustees,

/s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia
President, Chief Executive Officer and Trustee of the Trust

APPENDIX A

GUGGENHEIM VARIABLE FUNDS TRUST

FORM OF PLAN OF LIQUIDATION

Series M (Macro Opportunities Series)

This Plan of Liquidation (the “Plan”) is made by Guggenheim Variable Funds Trust (the “Trust”), a statutory trust organized and existing under the laws of the State of Delaware, with respect to Series M (Macro Opportunities Series) (the “Fund”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund and the redemption and cancellation of the Fund’s outstanding shares in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), the Trust’s Declaration of Trust (the “Declaration of Trust”), and the Trust’s By-laws (the “By-laws”).
WHEREAS, the Declaration of Trust provides that a series of the Trust may be terminated at any time by the Board of Trustees; and
WHEREAS, at a meeting duly called and held on May 17-18, 2016, the Trust’s Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), on behalf of the Fund and on the basis of a recommendation from Guggenheim Partners Investment Management, LLC, the investment manager of the Fund (the “Investment Manager”), determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to this Plan; and
WHEREAS, the Board of Trustees considered and unanimously approved and adopted this Plan as the method of liquidating and dissolving the Fund.
NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

1.	Effective Date of Plan. This Plan shall become effective on [ ], 2016 (the “Effective Date”).

2.
Liquidation. Consistent with this Plan, and in accordance with the Declaration of Trust, By-laws, and all applicable laws and regulations, including but not limited to Section 331 of the Code, the Fund shall be liquidated and dissolved as promptly as practicable following the Effective Date and notice to shareholders of the Fund.

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3.
Cessation of Business. On the Effective Date or as soon as deemed practicable by an officer of the Trust, the Fund shall start to cease its business as a series of an investment company, may depart from its stated investment objective, strategies and policies as it prepares to distribute its assets to shareholders, and shall not engage in any business or activities, except for the purposes of: (a) winding up the Fund’s business and affairs; (b) marshalling and preserving the value of the Fund’s assets; and (c) distributing the Fund’s assets to shareholders in redemption of their shares in accordance with this Plan after making payment to (or making reasonable provision to pay) all creditors of the Fund, and discharging (or making reasonable provision to discharge) the Fund’s claims or obligations as provided in Section 7.

4.
Notice to Shareholders. As soon as practicable after the adoption of this Plan, the Trust shall provide notice to the Fund’s shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees, and that the Fund will be liquidating its portfolio securities and other assets, redeeming its outstanding shares and distributing its remaining assets to shareholders.

5.
Restriction on Sale of Shares. The Fund shall cease offering the sale of its shares, if practicable, on or after the Effective Date or such other date as deemed appropriate by an officer of the Trust. Any redemptions requested between the Effective Date and Liquidation Date (as defined below) may be made in cash or in-kind as provided in the Fund’s currently effective Registration Statement.

6.
Liquidation of Assets. Prior to or about [ ], 2016 (the “Liquidation Date”), all of the Fund’s portfolio securities and other assets shall be converted into cash, cash equivalents or other liquid assets. In the alternative, if determined to be in the best interests of the Fund and its shareholders, the Investment Manager may elect not to liquidate all or a portion of the Fund’s portfolio securities and other assets, and elect to distribute such portfolio securities and other assets in-kind or distribute a combination of cash and portfolio securities and other assets in-kind to shareholders in redemption of their shares consistent with applicable statutes and regulations, which shall constitute a “liquidating distribution” under Section 8 of this Plan.

7.
Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or make reasonable provision to pay, in full the amount of the Fund’s known (including known but for which the identity of the claimant is unknown), or unknown or not yet arisen but reasonably likely to become known or arise, claims and obligations, including all contingent, conditional or unmatured claims and obligations prior to the date of the liquidating distribution provided for in Section 8 of this Plan.

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8.
Liquidating Distribution. As soon as practicable after the Effective Date, and in any event on the Liquidation Date, the Fund shall distribute ratably according to the number of shares held by each shareholder of record of the Fund as of the close of business on the Liquidation Date a liquidating distribution (or distributions, if more than one distribution shall be necessary) comprising all of the remaining assets of the Fund, after paying or making reasonable provision to pay claims and obligations pursuant to Section 7 above, in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid claims and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date and (ii) pay such contingent claims and obligations as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Upon the distribution of the liquidating distribution(s) to each shareholder of record on the Liquidation Date in redemption of such shareholder’s shares of the Fund held on the Liquidation Date, the Fund’s outstanding shares shall all be deemed cancelled.
If the Fund is unable to make distributions to all shareholders of the Fund because of an inability to locate shareholders to whom distributions in redemption of the Fund’s shares are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust or account for the benefit of the shareholders that cannot be located. The expenses of such trust or account shall be charged against the assets therein.

9.
Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid, or after reduction for any available capital loss carry-forward, as appropriate), and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any excise tax or income tax for such periods. Such dividends may be paid either prior to or at the same time as the liquidating distribution.

10.	Management and Expenses of the Fund. The Investment Manager shall bear expenses incurred in carrying out this Plan, including printing, legal, accounting, custodian

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and transfer agency fees, and the expenses of notices to shareholders but excluding the brokerage commissions and similar transaction charges and costs (if any) in preparation for and in connection with the Liquidation, whether or not the liquidation contemplated by this Plan is effected, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses. Any expenses and liabilities attributed to the Fund subsequent to the distribution of the liquidating distribution shall be borne by the Investment Manager, which shall continue through the Liquidation Date any undertaking to limit Fund operating expenses at the levels in effect as of the adoption of this Plan by the Board of Trustees.

11.
Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Trust, on behalf of the Fund, receives any form of cash or is entitled to any other distributions that it had not previously recorded on its books, such cash or other distribution shall be disbursed to each shareholder of record on the Liquidation Date ratably according to the number of shares held by the shareholder on the Liquidation Date; provided, however, that the Fund shall not be required to disburse to its shareholders of record on the Liquidation Date any cash or other distribution that the Treasurer or similar officer of the Trust determines to be de minimis after taking into account all expenses associated with effecting the disposition thereof. Any cash or other distribution received by the Trust, on behalf of the Fund, and determined to be de minimis shall be, at the discretion of the Treasurer or similar officer of the Trust and, to the extent consistent with applicable law, rule or regulation, either: (i) distributed proportionately among the remaining series of the Trust based on the net assets of each series; or (ii) donated to a charitable organization.

12.
Power of the Board of Trustees and Delegation of Authority to the Trust’s Officers. The Board of Trustees, and subject to the authority of the Board of Trustees, the Trust’s officers, shall have authority to perform or authorize any actions provided for in this Plan, and any further actions as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement this Plan, or that may be required by the 1940 Act, the Code, the laws of the State of Delaware, or any other applicable law or regulation. The officers of the Trust, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

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13.
Amendment or Abandonment of Plan. The Board of Trustees may authorize and/or ratify variations from or amendments to this Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of the Fund’s net assets to its shareholders in redemption of the Fund’s outstanding shares in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Declaration of Trust, and the By-laws, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

14.
Filings with Regulatory Authorities. The Board of Trustees hereby authorizes and directs the Trust’s officers and other appropriate parties to file all certificates, documents, information returns, tax returns, forms, and other papers that may be necessary or appropriate to implement this Plan or that may be required by the laws of the State of Delaware, the Declaration of Trust and By-laws of the Trust, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission, any state securities commission and such other authorities as may be deemed necessary or appropriate to carry out the intent of this Plan.

15.
Governing Law. This Plan shall be subject to and construed consistently with the Declaration of Trust and By-laws and otherwise shall be governed by and in accordance with the laws of the State of Delaware.

16.
Trust Only. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust.

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IN WITNESS WHEREOF, the undersigned, duly authorized officers of the Trust and the Investment Manager have executed this document as of the [ ] day of [ ], 2016.

Guggenheim Variable Funds Trust — Series M (Macro Opportunities Fund)

By:     ______________________

Name:    ______________________

Title:     ______________________

Accepted:

Guggenheim Partners Investment Management, LLC

By:     ______________________

Name:     ______________________

Title:     ______________________

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GUGGENHEIM

VOTING INFORMATION FORM

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

RE: INSURANCE CO

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 331-5908 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Series M (Macro Opportunities Series)
Guggenheim Variable Funds Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2016

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Series M (Macro Opportunities Series) to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on July 29, 2016 at 1:00 p.m. Central Time, and any postponements or adjournments thereof. The Separate Account/Qualified Plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified Plan will vote shares attributable to your policy/account “FOR” the proposal described on the reverse side (the “Proposal”). With respect to those shares for which no proxy instructions have been received by the Separate Account/Qualified Plan on or before July 29, 2016, the Separate Account/Qualified Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-5908. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 29, 2016.

The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/seriesm2016.pdf

SERIES M (Macro Opportunities Series)	VOTING INFORMATION FORM

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

By signing and dating above, you instruct the Separate Account/Qualified Plan to vote shares of the Series attributable to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this proxy will be voted as indicated as “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to Series M (Macro Opportunities Series).	○	○	○
2.	To Transact Such Other Business as May Properly Come before the Meeting

THANK YOU FOR VOTING

GUGGENHEIM

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 (toll free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (800) 331-5908 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Series M (Macro Opportunities Series)
Guggenheim Variable Funds Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2016

The undersigned hereby appoint(s) Amy Lee, Mark E. Mathiasen and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of Series M (Macro Opportunities Series) to be held at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on July 29, 2016 at 1:00 p.m. Central Time and any postponements or adjournments thereof (the “Meeting”).

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 331-5908. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 29, 2016.

The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/seriesm2016.pdf

SERIES M (Macro Opportunities Series)	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND THE PROPOSAL SET FORTH BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her judgment, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To Approve a Plan of Liquidation with Regard to Series M (Macro Opportunities Series).	○	○	○
2.	To Transact Such Other Business as May Properly Come before the Meeting

THANK YOU FOR VOTING